UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 26, 2005

CITIZENS FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

KENTUCKY	0-20148	61-1187135

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12910 SHELBYVILLE ROAD, LOUISVILLE, KENTUCKY	40243

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code     (502) 244-2420

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

Transcript of remarks by Joseph M. Bost, Registrant's Executive Vice President and Chief Operating Officer, at Registrant's 2004 Annual Meeting of Shareholders on May 26, 2005 relating to its fiscal year 2004 results of operation and financial condition, is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits (furnished pursuant to Item 7.01)

99.1	Transcript of remarks by Joseph M. Bost, Registrant's Executive Vice President and Chief Operating Officer, at Registrant's 2005 Annual Meeting of Shareholders on May 26, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Corporation
Registrant
Date: May 27, 2005
By: /s/ Joseph M. Bost Joseph M. Bost
Executive Vice President and
Chief Operating Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Transcript of remarks by Joseph M. Bost, Registrant's Executive Vice President and Chief Operating Officer, at Registrant's 2005 Annual Meeting of Shareholders on May 26, 2005

3